Exhibit 10.3
LIMITED GUARANTY
THIS LIMITED GUARANTY (“Guaranty”), dated as of October 10, 2017, is by BlueLinx Holdings Inc., a Delaware corporation (“Parent Guarantor”), with its chief executive office at 4300 Wildwood Parkway, Atlanta, Georgia 30339, in favor of Wells Fargo Bank, National Association, a national banking association, as agent (in such capacity, “Agent”), having an office at 100 Park Avenue, New York, New York 10017.
W I T N E S S E T H :
WHEREAS, pursuant to that certain Credit Agreement, of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among Parent Guarantor, BlueLinx Corporation, a Georgia corporation (“BlueLinx”), BlueLinx Florida LP, a Florida limited partnership (“BFLP”, and together with BlueLinx and those additional entities that hereafter become parties to the Credit Agreement as Borrowers in accordance with the terms thereof, each, a “Borrower” and individually and collectively, jointly and severally, the “Borrowers”), certain affiliates of Borrowers, the lenders party thereto as “Lenders” (each of such Lenders, together with its successors and permitted assigns, is referred to hereinafter as a “Lender”), Agent, Wells Fargo Capital Finance, LLC (“WFCF”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers, WFCF and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint book runners, and Merrill Lynch, Pierce, Fenner & Smith Incorporated as syndication agent, the Lender Group has agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof; and
WHEREAS, due to the close business and financial relationships between Borrowers, Guarantors and Parent Guarantor, in consideration of the benefits which will accrue to Parent Guarantor and as an inducement for and in consideration of Lenders (or Agent on behalf of Lenders) to continue to make loans and advances and provide other financial accommodations to Borrowers as set forth in the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement);
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Parent Guarantor hereby jointly and severally agrees in favor of Agent and Lenders as follows:
Section 1.Definitions.
1.1.    As used herein, the following definitions shall have the meanings given to them below:
(a)    “Bankruptcy Code” shall mean the United States Bankruptcy Code, being Title 11 of the United States Code, as the same now exists or may from time to time hereafter be amended, modified, recodified or supplemented.
(b)    “Guarantied Obligations” means all of the Obligations (including any Bank Product Obligations) now or hereafter existing, whether for principal, interest (including any interest that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), fees (including the fees provided for in the Fee Letter), Lender Group Expenses (including any such fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), or otherwise, and any and all expenses (including reasonable and documented counsel fees and expenses) incurred by Agent or any other member of the Lender Group (or any of them) in enforcing any rights under the any of the Loan Documents. Without limiting the generality of the foregoing, Guarantied Obligations shall include all amounts that constitute part of the Guarantied Obligations and would be owed by any Borrower to Agent, any other member of the Lender Group, or any Bank Product Provider but for the fact that they are unenforceable or not allowable, including due to the existence of a bankruptcy, reorganization, other Insolvency Proceeding or similar proceeding involving any Borrower or any guarantor; provided that, anything to the contrary contained in the foregoing notwithstanding, the Guarantied Obligations shall exclude any Excluded Swap Obligation.

(c)    “Mortgage Loan Pledge Agreement” means the Pledge Agreement, dated as of March 24, 2016, by Parent Guarantor in favor of Mortgage Lenders with respect to the pledge of the equity interests of Parent Guarantor in the SPE Propcos.
(d)    “Mortgage Loan Special Servicer” means LNR Partners, LLC, a Florida limited liability company, any replacement special servicer appointed pursuant to the Mortgage Loan Agreement, and its permitted successors and assigns.
(e)    “SPE Propco Equity Interests” shall mean the Equity Interests issued by any SPE Propco.
1.2.    All capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Credit Agreement.
Section 2.    Guaranty.
2.1.    Subject to the limitations set forth in Section 2.9 hereof, Parent Guarantor hereby unconditionally and irrevocably guarantees as a primary obligor and not merely as a surety the full and prompt payment when due, whether upon maturity, acceleration, or otherwise, of all of the Guarantied Obligations. If any or all of the Obligations constituting Guarantied Obligations becomes due and payable, subject to the limitations set forth in Section 2.9 hereof, Parent Guarantor, unconditionally and irrevocably, and without the need for demand, protest, or any other notice or formality, promises to pay the Guarantied Obligations to Agent, for the benefit of the Lender Group and the Bank Product Providers, together with any and all expenses (including Lender Group Expenses) that may be incurred by Agent or any other member of the Lender Group in demanding, enforcing, or collecting any of the Guarantied Obligations. If claim is ever made upon Agent or any other member of the Lender Group or any Bank Product Provider for repayment or recovery of any amount or amounts received in payment of or on account of any or all of the Guarantied Obligations and any of Agent or any other member of the Lender Group or any Bank Product Provider repays all or part of said amount by reason of (i) any judgment, decree, or order of any court or administrative body having jurisdiction over such payee or any of its property, or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including any Borrower, any Guarantor or Parent Guarantor), then and in each such event, the Parent Guarantor agrees that any such judgment, decree, order, settlement, or compromise shall be binding upon the Parent Guarantor, notwithstanding any revocation (or purported revocation) of this Guaranty or other instrument evidencing any liability of any Loan Party, and the Parent Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.
2.2.    Additionally, subject to the limitations set forth in Section 2.9 hereof, the Parent Guarantor unconditionally and irrevocably guarantees the payment of any and all of the Guarantied Obligations to Agent, for the benefit of the Lender Group, whether or not due or payable by any Loan Party upon the occurrence of any of the events specified in Section 8.4 or 8.5 of the Credit Agreement, and irrevocably and unconditionally promises to pay the Guarantied Obligations to Agent, for the benefit of the Lender Group, without the requirement of demand, protest, or any other notice or other formality, in lawful money of the United States.
2.3.    The liability of the Parent Guarantor hereunder is primary, absolute, and unconditional, and is independent of any security for or other guaranty of the Guarantied Obligations, whether executed by any other guarantor or by any other Person, and the liability of the Parent Guarantor hereunder shall not be affected or impaired by (a) any payment on, or in reduction of, any such other guaranty or undertaking (other than payment in full of the Guarantied Obligations), (b) any dissolution, termination, or increase, decrease, or change in personnel by any Loan Party, (c) any payment made to Agent, any other member of the Lender Group or any Bank Product Provider on account of the Guarantied Obligations which Agent or such other member of the Lender Group, or such Bank Product Provider repays to any Loan Party pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding (or any settlement or compromise of any claim made in such a proceeding relating to such payment), and the Parent Guarantor waives any right to the deferral or modification of the Guarantied Obligations hereunder by reason of any such proceeding, (d) any action or inaction by Agent or any other member of the Lender Group, or any Bank Product Provider, or (e) any invalidity, irregularity, avoidability, or unenforceability of all or any part of the Guarantied Obligations or of any security therefor.

2.4.    This Guaranty includes all present and future Guarantied Obligations including any under transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guarantied Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior Guarantied Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, the Parent Guarantor hereby waives any right to revoke this Guaranty as to future Guarantied Obligations. If such a revocation is effective notwithstanding the foregoing waiver, Parent Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Agent, (b) no such revocation shall apply to any Guarantied Obligations in existence on the date of receipt by Agent of such written notice (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of any member of the Lender Group in existence on the date of such revocation, (d) no payment by Parent Guarantor, any Loan Party, or from any other source, prior to the date of Agent’s receipt of written notice of such revocation shall reduce the maximum obligation of the Parent Guarantor hereunder, and (e) any payment by any Loan Party or from any source other than the Parent Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which are not, therefore, guaranteed hereunder, and to the extent so applied shall not reduce the maximum obligation of such Parent Guarantor hereunder. This Guaranty shall be binding upon the Parent Guarantor, its successors and assigns and inure to the benefit of and be enforceable by Agent (for the benefit of the Lender Group and the Bank Product Providers) and its successors, transferees, or assigns.
2.5.    The guaranty by the Parent Guarantor hereunder is a guaranty of payment and not of collection. The Guarantied Obligations are independent of the obligations of any other guarantor or Loan Party or any other Person and a separate action or actions may be brought and prosecuted against the Parent Guarantor or any Loan Party whether or not action is brought against any other guarantor or Loan Party or any other Person and whether or not any other guarantor or Loan Party or any other Person be joined in any such action or actions. The Parent Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof. Any payment by any Loan Party or other circumstance which operates to toll any statute of limitations as to any Loan Party shall operate to toll the statute of limitations as to the Parent Guarantor.
2.6.    The Parent Guarantor authorizes Agent, the other members of the Lender Group, and the Bank Product Providers without notice or demand (other than any notice expressly required to be provided hereunder or under any other Loan Document), and without affecting or impairing its liability hereunder, from time to time to:
(a)    change the manner, place, or terms of payment of, or change or extend the time of payment of, renew, increase, accelerate, or alter: (i) any of the Guarantied Obligations (including any increase or decrease in the principal amount thereof or the rate of interest or fees thereon), or (ii) any security therefor or any liability incurred directly or indirectly in respect thereof, and this Guaranty shall apply to the Guarantied Obligations as so changed, extended, renewed, or altered;
(b)    take and hold security for the payment of the Guarantied Obligations and sell, exchange, release, impair, surrender, realize upon, collect, settle, or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure the Guarantied Obligations (including any of the obligations of all or any of the Parent Guarantor under this Guaranty) incurred directly or indirectly in respect thereof or hereof, or any offset on account thereof;
(c)    exercise or refrain from exercising any rights against any Loan Party;
(d)    release or substitute any one or more endorsers, Parent Guarantor, any Loan Party, or other obligors;
(e)    settle or compromise any of the Guarantied Obligations, any security therefor, or any liability (including those of the Parent Guarantor under this Guaranty) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Loan Party to its creditors;

(f)    apply any sums by whomever paid or however realized to any liability or liabilities of any Loan Party to Agent, any other member of the Lender Group, or any Bank Product Provider regardless of what liability or liabilities of such Loan Party remain unpaid;
(g)    consent to or waive any breach of, or any act, omission, or default under, this Guaranty, any other Loan Document, any Bank Product Agreement, or any of the instruments or agreements referred to herein or therein, or otherwise amend, modify, or supplement this Guaranty, any other Loan Document, any Bank Product Agreement, or any of such other instruments or agreements; or
(h)    take any other action that could, under otherwise applicable principles of law, give rise to a legal or equitable discharge of the Parent Guarantor from all or part of its liabilities under this Guaranty (other than a defense of payment in full of the Guarantied Obligations).
2.7.    It is not necessary for Agent, any other member of the Lender Group, or any Bank Product Provider to inquire into the capacity or powers of the Parent Guarantor or the officers, directors, partners or agents acting or purporting to act on its behalf, and any Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.
2.8.    The Parent Guarantor guarantees that the Guarantied Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any member of the Lender Group or any Bank Product Provider with respect thereto. The obligations of the Parent Guarantor under this Guaranty are independent of the Guarantied Obligations, and a separate action or actions may be brought and prosecuted against each Loan Party to enforce such obligations, irrespective of whether any action is brought against any other Loan Party or whether any other Loan Party is joined in any such action or actions. The liability of the Parent Guarantor under this Guaranty shall be absolute and unconditional irrespective of, and Parent Guarantor hereby irrevocably waives any defense it may now or hereafter have in any way relating to, any or all of the following:
(a)    any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;
(b)    any change in the time, manner, or place of payment of, or in any other term of, all or any of the Guarantied Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including any increase in the Guarantied Obligations resulting from the extension of additional credit;
(c)    any taking, exchange, release, or non-perfection of any Lien in and to any Collateral, or any taking, release, amendment, waiver, supplement, restatements, extension, novation, renewal, replacements, or continuation of, or consent to departure from any other guaranty, for all or any of the Guarantied Obligations;
(d)    the existence of any claim, set-off, defense, or other right that the Parent Guarantor may have at any time against any Person, including Agent, any other member of the Lender Group, or any Bank Product Provider;
(e)    any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor;
(f)    any right or defense arising by reason of any claim or defense based upon an election of remedies by any member of the Lender Group or any Bank Product Provider including any defense based upon an impairment or elimination of the Parent Guarantor’s rights of subrogation, reimbursement, contribution, or indemnity of the Parent Guarantor against any Loan Party or any other guarantor or sureties;
(g)    any change, restructuring, or termination of the corporate, limited liability company, or partnership structure or existence of any Loan Party; or

(h)    any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety.
2.9.    Notwithstanding anything to the contrary contained in this Guaranty or the Loan Documents, Parent Guarantor shall have no liabilities or obligations under this Guaranty unless and until (a) Parent Guarantor has failed to comply with the terms of Section 4.1(a) hereof or (b) any of the representations and warranties made by Parent Guarantor pursuant to Section 4.1(b) shall be untrue in any material respect.
Section 3.    Waivers.
3.1.    The Parent Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require Agent, any other member of the Lender Group, or any Bank Product Provider to (a) proceed against any Loan Party or any other Person, (b) proceed against or exhaust any security held from any Loan Party or any other Person, or (c) protect, secure, perfect, or insure any security interest or Lien on any property subject thereto or exhaust any right to take any action against any Loan Party, any other Person, or any collateral, or (d) pursue any other remedy in any member of the Lender Group’s or any Bank Product Provider’s power whatsoever. The Parent Guarantor waives any defense based on or arising out of any defense of any Loan Party or any other Person, other than payment of the Guarantied Obligations to the extent of such payment, based on or arising out of the disability of any Loan Party or any other Person, or the validity, legality, or unenforceability of the Guarantied Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Loan Party other than payment of the Guarantied Obligations to the extent of such payment. Agent may, at the election of the Required Lenders, foreclose upon any Collateral held by Agent by one or more judicial or non-judicial sales or other dispositions, whether or not every aspect of any such sale is commercially reasonable or otherwise fails to comply with applicable law or may exercise any other right or remedy Agent, any other member of the Lender Group, or any Bank Product Provider may have against any Loan Party or any other Person, or any security, in each case, without affecting or impairing in any way the liability of the Parent Guarantor hereunder except to the extent the Guarantied Obligations have been paid.
3.2.    The Parent Guarantor waives all presentments, demands for performance, protests and notices, including notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation, or incurring of new or additional Guarantied Obligations or other financial accommodations. The Parent Guarantor waives notice of any Default or Event of Default under any of the Loan Documents. The Parent Guarantor assumes all responsibility for being and keeping itself informed of each Loan Party’s financial condition and assets and of all other circumstances bearing upon the risk of nonpayment of the Guarantied Obligations and the nature, scope, and extent of the risks which the Parent Guarantor assumes and incurs hereunder, and agrees that neither Agent nor any of the other members of the Lender Group nor any Bank Product Provider shall have any duty to advise the Parent Guarantor of information known to them regarding such circumstances or risks.
3.3.    To the fullest extent permitted by applicable law, the Parent Guarantor hereby waives: (a) any right to assert against any member of the Lender Group, any defense (legal or equitable) (other than the defense that all of the Guarantied Obligations have been paid in full), set-off, counterclaim, or claim which the Parent Guarantor may now or at any time hereafter have against any Loan Party or any other party liable to any member of the Lender Group or any Bank Product Provider, (b) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor, (c) any right or defense arising by reason of any claim or defense based upon an election of remedies by any member of the Lender Group or any Bank Product Provider including any defense based upon an impairment or elimination of the Parent Guarantor’s rights of subrogation, reimbursement, contribution, or indemnity of the Parent Guarantor against any Loan Party or other guarantor or sureties, and (d) the benefit of any statute of limitations affecting the Parent Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guarantied Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to the Parent Guarantor’s liability hereunder.
3.4.    The Parent Guarantor not will exercise any rights that it may now or hereafter acquire against any Loan Party or any other guarantor that arise from the existence, payment, performance or enforcement of the Parent Guarantor’s obligations under this Guaranty, including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of Agent, any other member of the Lender Group or any Bank Product Provider against any Loan Party or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from any Loan Party or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guarantied Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and all of the Commitments have been terminated. If any amount shall be paid to the Parent Guarantor in violation of the immediately preceding sentence, such amount shall be held in trust for the benefit of Agent, for the benefit of the Lender Group, and shall forthwith be paid to Agent to be credited and applied to the Guarantied Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Credit Agreement, or to be held as Collateral for any Guarantied Obligations or other amounts payable under this Guaranty thereafter arising. Notwithstanding anything to the contrary contained in this Guaranty, the Parent Guarantor may not exercise any rights of subrogation, contribution, indemnity, reimbursement or other similar rights against, and may not proceed or seek recourse against or with respect to any property or asset of, any other Loan Party (the “Foreclosed Loan Party”), including after payment in full of the Guarantied Obligations , if all or any portion of the Guarantied Obligations have been satisfied in connection with an exercise of remedies in respect of the Equity Interests of such Foreclosed Loan Party whether pursuant to this Guaranty or otherwise.
3.5.    The Parent Guarantor represents, warrants, and agrees that each of the waivers set forth above is made with full knowledge of its significance and consequences and that if any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective to the maximum extent permitted by law.
Section 4.    Negative Pledge.
4.1.    Until the termination of this Guaranty, Parent Guarantor hereby represents, warrants and covenants with, to and in favor of Agent and the other members of the Lender Group the following:
(a)    Parent Guarantor shall not pledge, grant a security interest or otherwise encumber any of the SPE Equity Interests, other than the pledge by Parent Guarantor in favor of Mortgage Loan Special Servicer for the benefit of the Mortgage Lenders and any other non-consensual Liens permitted under the Mortgage Loan Pledge Agreement (as in effect on the date hereof).
(b)    Parent Guarantor has good and marketable title to all of the SPE Propco Equity Interests free and clear of Liens, other than Liens in favor of the Mortgage Loan Special Servicer for the benefit of the Mortgage Lenders and any other non-consensual Liens permitted under the Mortgage Loan Pledge Agreement (as in effect on the date hereof).
Section 5.    Subordination. Payment of all amounts now or hereafter owed to Parent Guarantor by Borrowers or any other obligor is hereby subordinated in right of payment to the indefeasible payment in full to Agent and Lenders of the Guarantied Obligations and all such amounts and any security and guarantees therefor are hereby assigned to Lender as security for the Guarantied Obligations.
Section 6.    Acceleration. Notwithstanding anything to the contrary contained herein or any of the terms of any of the other Loan Documents but subject to the limitations set forth in Section 2.9 hereof, the liability of Parent Guarantor for the entire Guarantied Obligations shall mature and become immediately due and payable, even if the liability of Borrowers or any other obligor therefor does not, upon the occurrence of an Event of Default and the exercise by Agent of remedies against Borrowers.
Section 7.    Account Stated. The books and records of Agent showing the account between Agent, Lenders and Borrowers shall be admissible in evidence in any action or proceeding against or involving Parent Guarantor as prima facie proof of the items therein set forth, and the monthly statements of Agent rendered to Borrowers, to the extent to which no written objection is made within thirty (30) days from the date of sending thereof to Borrowers, shall be deemed conclusively correct and constitute an account stated between Agent, Lenders and Borrowers and be binding on Parent Guarantor.
Section 8.    Termination. This Guaranty is continuing, absolute and unconditional. Parent Guarantor shall continue to be liable hereunder until the Mortgage Loan has been repaid in full (other than contingent indemnity obligations for which no claim has been made) and the Mortgage Loan Documents have been terminated (other than those provisions of the Mortgage Loan Documents that expressly survive repayment of the Mortgage Loan in accordance with the terms thereof). This Guaranty shall automatically, and without any further action by any Person, terminate upon refinancing in full of the Mortgage Loan in accordance with the preceding sentence. At the request of the Parent Guarantor and at the sole cost and expense of Parent Guarantor, Agent shall execute and deliver such documents as are reasonably requested by Parent Guarantor from time to time to evidence such termination, in each case in form and substance reasonably satisfactory to Agent. All Guarantied Obligations shall be conclusively presumed to have been created in reliance on this Guaranty.
Section 9.    Reinstatement. If after receipt of any payment of, or proceeds of collateral applied to the payment of, any of the Guarantied Obligations, Agent or any Lender is required to surrender or return such payment or proceeds to any Person for any reason, then the Guarantied Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue and this Guaranty shall continue in full force and effect as if such payment or proceeds had not been received by Agent or such Lender. Subject to the limitations set forth in Section 2.9 hereof, Parent Guarantor shall be liable to pay to Agent and such Lender, and does indemnify and hold Agent and each Lender harmless for the amount of any payments or proceeds surrendered or returned. This Section 9 shall remain effective notwithstanding any contrary action which may be taken by Agent Lenders in reliance upon such payment or proceeds. This Section 9 shall survive the termination or revocation of this Guaranty.
Section 10.    Amendments and Waivers. Neither this Guaranty nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Agent and Parent Guarantor. Agent shall not by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Agent. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Agent of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Agent would otherwise have on any future occasion, whether similar in kind or otherwise.
Section 11.    Representations, Warranties and Covenants.
11.1.    Parent Guarantor is a corporation duly organized and in good standing under the laws of its state or other jurisdiction of incorporation and is duly qualified as a foreign corporation and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a material adverse effect on the financial condition, results of operation or businesses of Parent Guarantor or the rights of Agent or any Lender hereunder.
11.2.    The execution, delivery and performance of this Guaranty is within the corporate powers of Parent Guarantor, have been duly authorized and are not in contravention of law or the terms of the certificates of incorporation, by‑laws, or other organizational documentation of Parent Guarantor, or any indenture, agreement or undertaking to which Parent Guarantor is a party or by which Parent Guarantor or its property are bound. This Guaranty constitutes the legal, valid and binding obligation of Parent Guarantor enforceable in accordance with its terms.
11.3.    Parent Guarantor acknowledges and agrees that, although it is not a “Guarantor” (as defined in the Credit Agreement), Parent Guarantor shall be a party to, and be bound by, the terms of the Credit Agreement or the other Loan Documents that are expressly applicable to Parent Guarantor.
Section 12.    CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION.
12.1.    THE VALIDITY OF THIS GUARANTY, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

12.2.    THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK. PARENT GUARANTOR AND AGENT WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 12.
12.3.    TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, PARENT GUARANTOR AND AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH A “CLAIM”). PARENT GUARANTOR AND AGENT REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
12.4.    EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK AND THE STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY AGAINST PARENT GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
12.5.    NO CLAIM MAY BE MADE BY ANY PARTY HERETO AGAINST PARENT GUARANTOR, AGENT, ANY LENDER, ISSUING LENDER, OR THE UNDERLYING ISSUER, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH, AND EACH PARTY HERETO HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.
Section 13.    Notices. All notices, requests and demands hereunder shall be in writing and (a) made to Agent at its address set forth above and to Parent Guarantor at its chief executive office set forth above, or to such other address as either party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if delivered in person, immediately upon delivery; if by facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by certified mail, return receipt requested, five (5) days after mailing.
Section 14.    Partial Invalidity. If any provision of this Guaranty is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Guaranty as a whole, but this Guaranty shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.
Section 15.    Entire Agreement. This Guaranty represents the entire agreement and understanding of this parties concerning the subject matter hereof, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

15.1.    Successors and Assigns. This Guaranty shall be binding upon Parent Guarantor and its successors and permitted assigns and shall inure to the benefit of Agent, Lenders and its successors, permitted endorsees, permitted transferees and permitted assigns. The liquidation, dissolution or termination of Parent Guarantor shall not terminate this Guaranty as to such entity or as to Parent Guarantor.
15.2.    Construction. All references to the term “Parent Guarantor” wherever used herein shall mean Parent Guarantor and its respective successors and assigns, individually and collectively, jointly and severally (including, without limitation, any receiver, trustee or custodian for Parent Guarantor or any of its respective assets or Parent Guarantor in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code). All references to the term “Agent” wherever used herein shall mean Agent and its successors and permitted assigns or a replacement Agent appointed in accordance with the terms and conditions of the Credit Agreement. All references to the term “Lenders” wherever used herein shall mean each Lender and its successors and permitted assigns. All references to the term “Borrowers” wherever used herein shall mean Borrowers and each Borrower’s successors and assigns (including, without limitation, any receiver, trustee or custodian for Borrowers or any of each Borrower’s assets or Borrower in each Borrower’s capacity as debtor or debtor-in-possession under the United States Bankruptcy Code). All references to the term “Person” or “person” wherever used herein shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality of political subdivision thereof. All references to the plural shall also mean the singular and to the singular shall also mean the plural.

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IN WITNESS WHEREOF, Parent Guarantor has executed and delivered this Guaranty as of the day and year first above written.

BLUELINX HOLDINGS INC.

By: /s/ Susan C. O’Farrell
Name: Susan C. O’Farrell
Title: Senior Vice President, Chief Financial Officer, and Principal Accounting Officer

Accepted and Agreed:

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as Agent

By: /s/ Marc J. Breier
Name: Marc J. Breier
Title: Authorized Signatory